Additional Information: Condensed Financial Statements of the Company - Schedule of Condensed Balance Sheets of the Parent Company (Details) - Parent [Member] - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
Schedule of Condensed Balance Sheets of the Parent Company [Line Items]
Cash and cash equivalents	$ 1,072	$ 107
Amounts due from subsidiaries	126,329	127,282
Others	19	15
Total assets	127,420	127,404
Accounts payable, accrued expenses and other liabilities	295	58
Deficit in subsidiaries	101,966	106,746
Others	87	146
Amounts due to subsidiaries	4,232	3,633
Total liabilities	106,580	110,583
Total shareholders’ equity	$ 20,840	$ 16,821